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                                                               Exhibit 99.B11



                         INDEPENDENT AUDITORS' CONSENT

As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this registration statement.

                                          ARTHUR ANDERSEN LLP

                                          /s/ ARTHUR ANDERSEN LLP
                                          -------------------------------------



Houston, Texas
April 28, 2000




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